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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                         Reported): November 22, 2000

                             CLAYTON HOMES, INC.
                    VANDERBILT MORTGAGE AND FINANCE, INC.

            (Exact name of registrant as specified in its charter)


Clayton Homes - Del.
Vanderbilt - Tenn.                  333-75405                    62-0997810
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                  File Number)         Identification No.)

500 Aloca Trail
Maryville, Tennessee                                                37804
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(Address of Principal                                             (Zip Code)
Executive Offices)


      Registrant's telephone number, including area code (865) 380-3000
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Item 5.  Other Events

Incorporation of Certain Documents by Reference

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, Vanderbilt Mortgage and Finance, Inc. and Clayton Homes, Inc. (the "Registrant") will incorporate by reference the financial statements of Clayton Homes, Inc., into the Registrant's registration statement (File No. 333-75405). In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in the prospectus dated November 16, 2000. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.4.

Item 7.  Financial Statements, Pro Forma Financial
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                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:

         23.4   Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By: /s/ David Jordan
    -------------------
    Name: David Jordan
    Title: Secretary


CLAYTON HOMES, INC.



By: /s/ Amber W. Krupacs
    ---------------------------
    Name: Amber W. Krupacs
    Title: Vice President-Finance

Dated:  November 29, 2000

                                Exhibit Index

Exhibit                                                                  Page

23.4  Consent of PricewaterhouseCoopers LLP